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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.   20549

                                       ________


                                       FORM 8-K

                                    CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  ( Date of earliest event reported)  September 18, 1996


                                   THE TORO COMPANY
                (Exact name of registrant as specified in its charter)


        DELAWARE                        1-8469                 41-0580470
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                            Identification no.)



8111 LYNDALE AVENUE SOUTH, BLOOMINGTON, MINNESOTA                     55420-1196
(Address of principal executive office)                               (zip code)


612/888-8801
(registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

    On September 18, 1996, the Registrant entered into an agreement with James Hardie Industries Limited of Australia, and related companies, pursuant to which Registrant has agreed to purchase the stock of James Hardie Irrigation, Inc. and certain related companies, all known as the James Hardie Irrigation Group, subject to certain terms and conditions. A copy of the agreement is an exhibit to this form 8-K.

ITEM 7.  EXHIBITS.

(2) Agreement dated September 18, 1996 among The Toro Company and James Hardie Industries Limited, RCI Pty. Ltd. and James Hardie (USA) Inc.


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THE TORO COMPANY
                                   (Registrant)


Date:  October 17, 1996           By   /s/ J. Lawrence McIntyre
                                       ------------------------
                                       J. Lawrence McIntyre
                                       Vice President